UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2024

INMUNE BIO INC.

(Exact name of registrant as specified in charter)

Nevada	001-38793	47-5205835
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

225 NE Mizner Blvd., Suite 640

Boca Raton, Florida 33432

(Address of Principal Executive Offices) (Zip Code)

(858) 964 3720

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	INMB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 7, 2024, INmune Bio Inc. (the “Company”) issued a press release announcing that it would hold a conference call on Thursday, May 9, 2024 at 4:30 PM Eastern Time to discuss results for its first quarter ended March 31, 2024 and to provide a corporate update. A copy of the press release is furnished hereto as Exhibit 99.1.

On May 9, 2024, the Company issued a press release announcing the Company’s financial results for its first quarter ended March 31, 2024 and providing the corporate update. A copy of the press release is furnished hereto as Exhibit 99.2.

The information in this Current Report, including the exhibits hereto, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 and Exhibit 99.2 shall not be incorporated by reference into any registration statement or other document filed by the Company with the Securities and Exchange Commission, whether made before or after the date of this report, regardless of any general incorporation language in such filing (or any reference to this Current Report on Form 8-K generally), except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

The information set forth under “Item 2.02 Results of Operations and Financial Condition” of this Current Report on Form 8-K is incorporated into this Item 8.01 by reference.

Item 9.01 Financial statements and Exhibits

(d) Exhibits.

99.1	Press Release, dated May 7, 2024
99.2	Press Release, dated May 9, 2024 for Financial Results and Business Update
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INMUNE BIO INC.

Date: May 10, 2024	By:	/s/ David Moss
David Moss
Chief Financial Officer

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